                                                                    EXHIBIT 99.2

                   Unaudited Pro Forma Combined Consolidated
                             Financial Statements


The following unaudited pro forma combined consolidated balance sheet has been prepared by combining the unaudited balance sheet of Hollywood Park, Inc. ("Hollywood Park") and Casino Magic Corp. ("Casino Magic") as of June 30, 1998.

The following unaudited pro forma combined consolidated statements of operations were prepared by combining the consolidated statements of operations of Hollywood Park and Casino Magic for the year ended December 31, 1997, and for the six months ended June 30, 1998. It was assumed that the acquisition and valuation of Casino Magic's assets and liabilities occurred at January 1, 1997.

The acquisition of Casino Magic will be accounted for using the purchase method of accounting for a business combination. The following unaudited pro forma combined consolidated financial statements should be read in conjunction with the accompanying notes.

The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Casino Magic acquisition had been completed in an earlier period, nor is it necessarily indicative of future operating results or financial position.

These pro forma financial statements are based on, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of Hollywood Park (see Hollywood Park's Annual Report on Form 10-K for 1997, and Quarterly Report on Form 10-Q, for June 30, 1998) and Casino Magic (included elsewhere herein).

                             Hollywood Park, Inc.
              Notes to Unaudited Pro Forma Combined Consolidated
                                 Balance Sheet


Assumptions The acquisition will be accounted for under the purchase method of accounting for a business combination. The unaudited combined consolidated balance sheet is presented as if the Casino Magic acquisition had taken place as of June 30, 1998.

Pro Forma Adjustments The following adjustments have been made to the unaudited pro forma combined consolidated balance sheet:

(a) To record the estimate 40% deferred tax benefit associated with purchase related adjustments to Casino Magic's statement of operations.
(b) To eliminate Casino Magic's net prepaid debt issuance costs associated with the $135,000,000 Casino Magic First Mortgage Notes (the "Casino Magic Notes"), which as of October 15, 1997, (the earliest date at which the Casino Magic Notes would have been repaid) were assumed to have been replaced with bank debt.
(c) To record the bank debt fees associated with amending Hollywood Park's bank credit facility to cover funds needed to acquire Casino Magic's common stock and to redeem the Casino Magic Notes.
(d) To record the approximately $62,146,000 of purchase price paid in excess of Casino Magic's net assets acquired.
(e) To eliminate interest accrued on the Casino Magic Notes. (f) To eliminate the principal balance of the Casino Magic Notes. (g) To eliminate to net discount associated with the Casino Magic Notes.
(h) To record bank debt assumed by Hollywood Park to purchase Casino Magic's common stock at $2.27 per share, and to redeem the Casino Magic Notes including the 5.75% redemption premium.
(i) To record the premium associated with the Casino Magic Louisiana Notes, based on the trading price of these Notes as of October 15, 1998.
(j)  To eliminate Casino Magic's equity accounts.

Estimated Purchase Price The following is the calculation of the pro forma purchase price and pro forma preliminary purchase price allocation:

        Pro forma purchase price:
        Estimated cost to purchase Casino Magic common
         stock at $2.27 per share                                   $80,896,000
        Estimated transaction expenses                                2,560,000
        Assumption of Casino Magic debt                             259,546,000
                                                               ----------------
        Pro forma purchase price                                   $343,002,000
                                                               ================

        Pro forma preliminary purchase price allocation:
        Property, plant and equipment                              $279,831,000
        Other, net                                                    1,025,000
        Goodwill                                                     62,146,000
                                                               ----------------
                                                                   $343,002,000
                                                               ================

Reclassifications Certain reclassifications have been made to the Hollywood Park and Casino Magic historical consolidated balance sheets to conform to the pro forma combined consolidated balance sheet presentation.

                              Hollywood Park, Inc.
             Unaudited Pro Forma Combined Consolidated Balance Sheet
                               As of June 30, 1998



                                                                                                                   Pro Forma
                                                              Hollywood       Casino           Pro Forma           Combined
                                                              Park, Inc.     Magic Corp.       Adjustments       Consolidated
                                                              ---------      ---------          ---------          ---------
                                                                                    (in thousands)
               Assets
Current Assets:
  Cash and cash equivalents                                   $  40,079      $  17,385          $       0          $  57,464
  Restricted Cash                                                 6,178         11,784                  0             17,962
  Short term investments                                          3,514              0                  0              3,514
  Other receivables, net                                         11,621              0                  0             11,621
  Prepaid expenses and other assets                              13,161          5,280                  0             18,441
  Deferred tax assets                                            12,202              0              1,588 (a)         13,790
  Current portion of notes receivable                             2,386          3,648                  0              6,034
                                                              ---------      ---------          ---------          ---------
      Total current assets                                       89,141         38,097              1,588            128,826

  Notes receivable                                               15,640              0                  0             15,640
  Property, plant and equipment, net                            299,452        279,831                  0            579,283
  Land held for sale or development                                   0          6,146                  0              6,146
  Foreign casino concession agreement, net                            0          8,066                  0              8,066
  Debt related costs, net                                         6,984          8,241             (3,779)(b)         13,946
                                                                     --             --              2,500 (c)             --
  Gaming license costs, net                                           0         37,247                  0             37,247
  Goodwill, net                                                  50,777             57             62,146 (d)        112,980
  Other assets                                                   15,193          5,062                  0             20,255
                                                              ---------      ---------          ---------          ---------
                                                              $ 477,187      $ 382,747          $  62,455          $ 922,389
                                                              =========      =========          =========          =========

------------------------------------------------------------------------------------------------------------------------------------


      Liabilities and Stockholders' Equity
Current Liabilities:
  Accounts payable                                            $  12,013      $   9,992          $       0          $  22,005
  Accrued compensation                                            8,930          7,872                  0             16,802
  Accrued liabilities                                            31,660         12,492             24,737 (d)         68,889
  Accrued interest                                                5,396         10,332             (3,234)(e)         12,494
  Gaming liabilities                                              3,497          1,395                  0              4,892
  Racing liabilities                                             15,640              0                  0             15,640
  Current portion of notes payable                                2,085          8,724                  0             10,809
                                                              ---------      ---------          ---------          ---------
      Total current liabilities                                  79,221         50,807             21,503            151,531

  Notes payable                                                 159,819        259,546           (135,000)(f)        528,132
                                                                     --             --             (1,700)(g)             --
                                                                     --             --            236,267 (h)             --
                                                                                                    9,200 (i)
  Deferred tax liabilities                                        8,769             60                  0              8,829
  Other liabilities                                                   0          3,649                  0              3,649
                                                              ---------      ---------          ---------          ---------
      Total liabilities                                         247,809        314,062            130,270            692,141

  Minority interests                                                  0          4,649                  0              4,649

 Stockholders' Equity:
  Capital stock -
    Preferred                                                         0              0                  0                  0
    Common                                                        2,629            357               (357)(j)          2,629
    Capital in excess of par value                              223,389         67,123            (67,123)(j)        223,389
    Retained earnings (accumulated deficit)                       3,358         (3,295)             3,295 (j)           (421)
                                                                     --             --             (3,779)(b)             --
   Accumulated other comprehensive income (loss)                      2           (149)               149 (j)              2
                                                              ---------      ---------          ---------          ---------
      Total stockholders' equity                                229,378         64,036            (67,815)           225,599
                                                              ---------      ---------          ---------          ---------
                                                              $ 477,187      $ 382,747          $  62,455          $ 922,389
                                                              =========      =========          =========          =========


                             Hollywood Park, Inc.
              Notes to Unaudited Pro Forma Combined Consolidated
                           Statements of Operations


Assumptions The acquisition will be accounted for under the purchase method of accounting for a business combination. The unaudited pro forma combined consolidated statements of operations for the year ended December 31, 1998, and the six months ended June 30, 1998, are presented as if the Casino Magic acquisition had taken place on January 1, 1997.

Pro Forma Adjustments The following adjustments have been made to the unaudited pro forma combined consolidated statements of operations:

(a) To eliminate compensation expense associated with Casino Magic's President and Chief Executive Office, who will resign as of the close of the acquisition and will not be replaced.
(b) To eliminate Casino Magic director fees and expenses. Casino Magic's board will be dissolved upon the close of the acquisition.
(c) To record the amortization of the approximately $62,146,000 of excess purchase price over net assets acquired. To be amortized over 40 years.
(d) To eliminate the gain associated with the sale of a Casino Magic riverboat to Hollywood Park.
(e) To eliminate the interest expense associated with Casino Magic's Notes, which were assumed to have been replaced with bank debt as of October 15, 1997.
(f) To record interest expense at 8.0% on the approximately $80,896,000 of bank debt assumed to purchase Casino Magic common stock at $2.27 per share.
(g) To record the amortization of the premium associated with the Casino Magic Louisiana Notes.
(h) To record interest expense at 8.0% associated with the approximately $142,763,000 of bank debt assumed to redeem the Casino Magic Notes.
(i) To record the amortization of the approximately $2,500,000 of bank debt fees associated with the bank debt assumed to replace the Casino Magic Notes, and to purchase the Casino Magic common shares. To be amortized over 5 years.
(j) To record the estimated 40% tax benefit associated with the net pro forma adjustments.

Reclassifications Certain reclassifications have been made to the Casino Magic historical consolidated statements of operations to conform to the pro forma combined consolidated statements of operations.

Pro Forma Per Share Data The pro forma earnings per share amounts are based on the weighted average number of shares of Hollywood Park common stock outstanding during the period presented, inclusive of the effect, when dilutive, of the exercise of stock options.

Combination Costs It is expected that Hollywood Park will incur costs of approximately $2,200,000 related to the acquisition. These costs will be incorporated into the price of the acquisition under the purchase method of accounting for a business combination. Cost incurred by Casino Magic are expensed as incurred.

                              Hollywood Park, Inc.
       Unaudited Pro Forma Combined Consolidated Statements of Operations
                      For the year ended December 31, 1997

                                                                                                                     Pro Forma
                                                               Hollywood         Casino          Pro Forma           Combined
                                                               Park, Inc.      Magic Corp.       Adjustments       Consolidated
                                                               ---------       ---------          ---------          ---------
                                                                           (in thousands, except per share data)
Revenues:
  Gaming                                                       $ 137,659       $ 246,320          $       0          $ 383,979
  Racing                                                          68,844               0                  0             68,844
  Food and beverage                                               19,894           9,414                  0             29,308
  Hotel and recreational vehicle park                                937           1,724                  0              2,661
  Truck stop and service station                                   8,633               0                  0              8,633
  Other income                                                    12,161           4,289                  0             16,450
                                                               ---------       ---------          ---------          ---------
                                                                 248,128         261,747                  0            509,875
                                                               ---------       ---------          ---------          ---------
Expenses:
  Gaming                                                          74,733         155,885                  0            230,618
  Racing                                                          30,304               0                  0             30,304
  Food and beverage                                               25,745          10,757                  0             36,502
  Hotel and recreational vehicle park                                356             834                  0              1,190
  Truck stop and service station                                   7,969               0                  0              7,969
  Administration                                                  61,514          45,099               (656)(a)        105,828
                                                                      --              --               (129)(b)             --
  Other                                                            5,048           4,098                  0              9,146
  REIT restructuring                                               2,483               0                  0              2,483
  Depreciation and amortization                                   18,157          20,246              1,554 (c)         39,957
                                                               ---------       ---------          ---------          ---------
                                                                 226,309         236,919                769            463,997
                                                               ---------       ---------          ---------          ---------
Operating income                                                  21,819          24,828               (769)            45,878
  Equity loss from unconsolidated subsidiary                           0             505                  0                505
  Gain on sale of assets                                               0          (2,632)             1,440 (d)         (1,192)
  Write off of available for sale securities                           0           1,350                  0              1,350
  Interest expense                                                 7,302          31,385             (3,492)(e)         42,705
                                                                      --              --              2,379 (f)             --
                                                                      --              --             (1,840)(g)             --
                                                                      --              --              6,471 (h)             --
                                                                      --              --                500 (i)             --
                                                               ---------       ---------          ---------          ---------
Income (loss) before minority interests and taxes                 14,517          (5,780)            (6,227)             2,510
  Minority interests                                                  (3)          1,404                  0              1,401
  Income tax expense (benefit)                                     5,850          (1,935)            (2,491)(j)          1,424
                                                               ---------       ---------          ---------          ---------
Net income (loss)                                              $   8,670       ($  5,249)         ($  3,736)         ($    315)
                                                               =========       =========          =========          =========

====================================================================================================================================


Dividend requirements on convertible preferred stock                                                                  $  1,520

Net loss allocated to common shareholders                                                                            ($  1,835)

Per common share:
  Net loss - basic                                                                                                   ($   0.08)
  Net loss - diluted                                                                                                 ($   0.08)

Number of shares - basic                                                                                                22,010
Number of shares - diluted                                                                                              22,340

                              Hollywood Park, Inc.
       Unaudited Pro Forma Combined Consolidated Statements of Operations
                     For the six months ended June 30, 1998

                                                                                                                       Pro Forma
                                                               Hollywood         Casino            Pro Forma           Combined
                                                               Park, Inc.      Magic Corp.        Adjustments        Consolidated
                                                               ---------       ---------           ---------           ---------
                                                                          (in thousands, except per share data)
Revenues:
  Gaming                                                       $ 114,706       $ 138,209           $       0           $ 252,915
  Racing                                                          36,714               0                   0              36,714
  Food and beverage                                               13,862           5,104                   0              18,966
  Hotel and recreational vehicle park                                725           1,753                   0               2,478
  Truck stop and service station                                   6,546               0                   0               6,546
  Other income                                                     8,729           2,460                   0              11,189
                                                               ---------       ---------           ---------           ---------
                                                                 181,282         147,526                   0             328,808
                                                               ---------       ---------           ---------           ---------
Expenses:
  Gaming                                                          63,316          82,333                   0             145,649
  Racing                                                          15,682               0                   0              15,682
  Food and beverage                                               17,536           5,735                   0              23,271
  Hotel and recreational vehicle park                                287             773                   0               1,060
  Truck stop and service station                                   5,987               0                   0               5,987
  Administration                                                  42,121          22,986                (350)(a)          64,620
                                                                      --              --                (137)(b)              --
  Other                                                            3,575           2,775                   0               6,350
  Hollywood Park/Casino Magic merger costs                             0             912                   0                 912
  REIT restructuring                                                 469               0                   0                 469
  Depreciation and amortization                                   13,049          10,347                 777 (c)          24,173
                                                               ---------       ---------           ---------           ---------
                                                                 162,022         125,861                 290             288,173
                                                               ---------       ---------           ---------           ---------
Operating income                                                  19,260          21,665                (290)             40,635
  Equity loss from unconsolidated subsidiaries                         0             244                   0                 244
  Interest expense                                                 7,715          14,990              (8,428)(e)          22,867
                                                                      --              --               5,711 (f)              --
                                                                      --              --                (607)(g)              --
                                                                      --              --               3,236 (h)              --
                                                                      --              --                 250 (i)              --
                                                               ---------       ---------           ---------           ---------
Income (loss) before minority interests and taxes                 11,545           6,431                (452)             17,524
  Minority interests                                                   0             852                   0                 852
  Income tax expense (benefit)                                     4,650           1,112                (181)(j)           5,581
                                                               ---------       ---------           ---------           ---------
Net income (loss)                                              $   6,895       $   4,467           ($    271)          $  11,091
                                                               =========       =========           =========           =========
Per common share:
  Net income - basic                                                                                                   $    0.42
  Net income - diluted                                                                                                 $    0.42

Number of shares - basic                                                                                                  26,285
Number of shares - diluted                                                                                                26,428